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                                                                 Exhibit 10.1

                         REGISTRATION RIGHTS AGREEMENT

                  REGISTRATION RIGHTS AGREEMENT dated as of _________, 1997 (this "Agreement") among Societe Industrielle de Materiaux Avances ("SIMA"), LWH Holding S.A. ("LWH"), Advanced Materials Investments Holding S.A. ("AMI" and, together with SIMA and LWH, the "Principal Stockholders") and Special Metals Corporation, a Delaware corporation (the "Company").

                             W I T N E S S E T H:

                  WHEREAS, as of the date hereof, the Principal Stockholders are the owners of 12,400,000 shares of Common Stock (as defined below) of the Company (the "Shares"), which constitute all of the issued and outstanding capital stock of the Company;

                  WHEREAS, the parties have determined that the Company will make an initial public offering of its Common Stock (the "Initial Public Offering") and the Principal Stockholders have agreed to facilitate the Initial Public Offering; and

                  WHEREAS, the parties desire to enter into this Agreement, which sets forth certain registration rights applicable to the Registrable Securities (as defined below) held from time to time by the Principal Stockholders and/or any permitted transferees;

                  NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the conditions and upon the terms hereof, the parties hereto hereby agree as follows:

                  1. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

                  "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                  "Common Stock" shall mean and include (i) Common Stock, par value $0.01 per share, of the Company, (ii) each other class of capital stock of the Company that does not have a preference over any other class of capital stock of the Company as to dividends or upon liquidation, dissolution or winding up of the Company, (iii) any class of capital stock or securities into which or for which shares of Common Stock or any other class of capital stock or securities described in clauses (ii) or (iii) may hereafter be changed, converted or exchanged or which are issued to holders of shares of Common Stock or any other class of capital stock or securities




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                                                                             2


described in clauses (ii) or (iii) upon any reorganization, recapitalization, reclassification, share combination, share subdivision, share dividend, merger, consolidation or similar transactions or events.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any superseding Federal statute, and the rules and regulations promulgated thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934, as amended, shall include a reference to the comparable section, if any, of any such superseding Federal statute.

                  "a majority of the Registrable Securities" shall mean either
(i) more than 50% of the shares of the issued and outstanding Registrable Securities if the Registrable Securities are shares of capital stock or rights or warrants to acquire capital stock or (ii) more than 50% of the aggregate principal amount of the issued and outstanding Registrable Securities if the Registrable Securities are debt securities. If there is more than one class of Registrable Securities, the term "a majority of the Registrable Securities" shall mean a majority of each class of the Registrable Securities.

                  "Person" means any individual, firm, corporation, partnership, limited liability company or partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind and shall include any successor (by merger or otherwise) of such entity.

                  "Registrable Securities" means the Shares and any other shares of Common Stock beneficially owned by the Principal Stockholders or a permitted assignee under this Agreement. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been sold as permitted by Rule 144 (or any successor provision) under the Securities Act, (c) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration of such distribution under the Securities Act or (d) they shall have ceased to be outstanding. All references to percentages of Registrable Securities shall be calculated pursuant to Section 12.

                  "Registration Expenses" means all expenses incident to the Company's performance of or compliance with Section 2, including, without limitation, all registration and filing fees, all fees of the NASDAQ National Market, any national securities exchange or the National Association of Securities Dealers, Inc., all fees and expenses of complying with securities or blue sky laws (if any), all word processing, duplicating and printing expenses, messenger and delivery expenses, the



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                                                                             3


fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of "comfort" letters required by or incident to such performance and compliance, any fees and disbursements of underwriters customarily paid by issuers or sellers of securities (excluding any underwriting discounts or commissions with respect to the Registrable Securities) and the reasonable fees and expenses of one counsel to Requesting Holders or the Selling Shareholders, as the case may be (selected by the Requesting Holders or the Selling Shareholders, as the case may be, representing a majority of the Registrable Securities covered by such registration statement); provided, however, that in the event the Company shall determine, in accordance with
Section 2.2(a) or Section 2.6, not to register any securities with respect to which it had given written notice of its intention to so register to holders of Registrable Securities, all of the costs of the type (and subject to any limitation to the extent) set forth in this definition and incurred by Requesting Holders or Selling Shareholders in connection with such registration on or prior to the date the Company notifies the Requesting Holders or Selling Shareholders of such determination shall be deemed Registration Expenses.

                  "Requesting Holder" is defined in Section 2.2

                  "Selling Shareholder" is defined in Section 2.1

                  "Securities Act" means the Securities Act of 1933, as amended, or any superseding Federal statute, and the rules and regulations promulgated thereunder, all as the same shall be in effect at the time. References to a particular section of the Securities Act of 1933, as amended, shall include a reference to the comparable section, if any, of any such superseding Federal statute.

                  2.       Registration Under Securities Act, etc.

                           2.1      Demand Registration

                                    (a) Upon written notice provided at any
time after the date hereof from either (x) the holder or holders of a majority of the Registrable Securities or (y) any Principal Stockholder who holds Registrable Securities representing more than 5% of the outstanding Common Stock (in each case, the "Initiating Holders") requesting that the Company effect the registration under the Securities Act of the Registrable Securities held by the Initiating Holders (which notice shall specify the Registrable Securities intended to be disposed of and the intended method or methods of disposition of such Registrable Securities), the Company promptly will give written notice of such requested registration to all registered holders of Registrable Securities, and thereupon the Company will use its best efforts to effect, at the earliest possible date, the registration under the Securities Act, of



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                                                                             4


                                            (i)  the Registrable Securities
         which the Company has been so requested to register by such Initiating Holders; and

                                            (ii)  all other Registrable
         Securities which the Company has been requested to register by the holders thereof (such holders together with the Initiating Holders hereinafter are referred to as the "Selling Shareholders") by written request given to the Company within 30 days after the giving of such written notice by the Company, all to the extent necessary to permit the disposition of the Registrable Securities so to be registered.

It is agreed that at any time after the Company is eligible to file a registration statement on Form S-3 (or any successor form promulgated by the Commission), the Initiating Holders may request that the Company file a registration statement pursuant to Rule 415 under the Securities Act to permit the offering of the Registrable Securities on a delayed or continuous basis; provided, however, that no such offerings of the Registrable Securities may include more than 10% of the issued and outstanding Common Stock at any time. It is understood that an Initiating Holder may request a registration under this
Section 2.1(a) for the benefit of the other Initiating Holders or the other holders of Registrable Securities and that such Initiating Holder shall not be required to include any Registrable Securities held by it in any registration requested by it under this Section 2.1(a).

                                    (b)     Registration of Other Securities.
Whenever the Company shall effect a registration pursuant to this Section 2.1, no securities other than Registrable Securities shall be included among the securities covered by such registration unless the Selling Shareholders holding not less than a majority of the Registrable Securities to be included by such registration shall have consented in writing to the inclusion of such other securities.

                                    (c)     Registration Statement Form.
Registrations under this Section 2.1 shall be on such appropriate registration form of the Commission as shall be reasonably selected by the Company.

                                    (d)     Effective Registration Statement.  A
registration requested pursuant to this Section 2.1 shall not be deemed to have been effected unless a registration statement with respect thereto has become effective and remained effective in compliance with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (unless the failure to so dispose of such Registrable Securities shall be caused solely by reason of a failure on the part of the Selling Shareholders), provided, that, except with respect to any registration statement filed pursuant to Rule 415 under the Securities Act, such period need not exceed 270 days.



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                                                                             5


                                    (e)     Selection of Underwriters.  The
underwriter or underwriters of each underwritten offering of the Registrable Securities so to be registered shall be selected by Selling Shareholders holding more than a majority of the Registrable Securities to be included in such registration and shall be reasonably acceptable to the Company (it being understood that any of the managing underwriters from the Initial Public Offering shall be deemed acceptable to the Company).

                                    (f)     Priority Requested Registration.  If
the managing underwriter of any underwritten offering shall advise the Company in writing (and the Company shall so advise each Selling Shareholder of Registrable Securities requesting registration of such advice) that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering within a price range acceptable to the Selling Shareholders of a majority of the Registrable Securities requested to be included in such registration, the Company, except as provided in the following sentence, will include in such registration, to the extent of the number and type of securities which the Company is so advised can be sold in such offering, first, Registrable Securities requested to be included in such registration, pro rata (based on the number of Registrable Securities held by each of the Selling Shareholders) among the Selling Shareholders requesting such registration, and second, all securities proposed to be sold by the Company for its own account or for the account of a Person other than a holder of Registrable Securities. Notwithstanding the foregoing, if the total number of Registrable Securities requested to be included in any registration cannot be included, the Selling Shareholders holding not less than a majority of the Registrable Securities with respect to which registration has been requested, shall have the right to withdraw the request for registration by giving written notice to the Company within 20 days after receipt of the notice from the managing underwriter described above by the Company and, in the event of such withdrawal, such request shall not be counted for purposes of the requests for registration to which holders of Registrable Securities are entitled pursuant to this Section 2.1. If a request for registration is withdrawn pursuant to the immediately preceding sentence and at least 90% of each class of the Registrable Securities requested to be included in such withdrawn registration could have been included therein, then, at the election of the Selling Shareholders holding not less than a majority of the Registrable Securities with respect to which registration has been requested, the Registration Expenses incurred by the Company in connection with such withdrawn registration shall be reimbursed by the Selling Shareholders, pro rata (based on the number of Registrable Securities requested to be included therein) among the Selling Shareholders or for the account of a person other than a holder of Registrable Securities.

                                    (g)     Limitations on Registration
Requests. Notwithstanding anything in this Section 2.1 to the contrary, in no event will the Company be required to (i) effect more than one registration requested pursuant to Section 2.1(a)(y) by any Principal Stockholder (or in the aggregate three such registrations), (ii) effect a registration pursuant to this
Section 2.1 within the


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                                                                             6


12-month period occurring immediately subsequent to the effectiveness (within the meaning of Section 2.1(d)) of a registration statement filed pursuant to this Section 2.1, unless the Company determines that effecting a second registration within the 12-month period is not likely to have a material adverse effect on the market price of the Common Stock, or (iii) effect a registration pursuant to Section 2.1 covering Registrable Securities with an aggregate offering price of less than $15 million.

                                    (h)     Expenses.  The Company will pay all
Registration Expenses in connection with any registrations requested pursuant to this Section 2.1.

                           2.2  Piggy-back Registration.

                                    (a)     Right to Include Registrable
Securities. If the Company at any time proposes to register any of its Common Stock under the Securities Act by registration on any form other than Forms S-4 or S-8, whether or not for sale for its own account, it will each such time give prompt written notice to all registered holders of Registrable Securities of its intention to do so and of such holders' rights under this Section 2.2. Upon the written request of any such holder (a "Requesting Holder") made as promptly as practicable and in any event within 30 days after the receipt of any such notice from the Company (which request shall specify the Registrable Securities intended to be disposed of by such Requesting Holder and the selling prices which are acceptable to such Requesting Holder), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Requesting Holders thereof; provided, that prior to the effective date of the registration statement filed in connection with such registration, immediately upon notification to the Company from the managing underwriter of the price at which such securities are to be sold, if such price is below the price which any Requesting Holder shall have indicated to be acceptable to such Requesting Holder, the Company shall so advise such Requesting Holder of such price, and such Requesting Holder shall then have the right to withdraw its request to have its Registrable Securities included in such registration statement; and

provided, further, however, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company shall give written notice of such determination to each Requesting Holder of Registrable Securities and (x) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from any obligation of the Company to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any holder or holders of Registrable Securities entitled to do so to cause such registration to be effected as a registration under Section 2.1, and (y) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other



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                                                                             7


securities. No registration effected under this Section 2.2 shall relieve the Company of its obligation to effect any registration upon request under Section 2.1.

                                    (b)     Priority in Piggy-back
Registrations. If the managing underwriter of any underwritten offering shall inform the Company by letter of its opinion that the number or type of Registrable Securities requested to be included in such registration would materially adversely affect such offering, and the Company has so advised the Requesting Holder in writing, then the Company will include in such registration, to the extent of the number and type of securities which the Company is so advised can be sold in (or during the time of) such offering, first, all securities proposed by the Company to be sold for its own account or for the account of a Person other than a holder of Registrable Securities, and second, such Registrable Securities requested to be included in such registration pursuant to this Agreement, pro rata (based on the number of Registrable Securities requested to be included by each Requesting Holder) among such Requesting Holders.

                                    (c)     Expenses.  The Company will pay all
Registration Expenses in connection with any registration contemplated pursuant to this Section 2.2.

                                    (d)     Initial Public Offering.  The
Initial Public Offering shall be a registration contemplated by and subject to this Section 2.2, except that the Company shall not be required to provide written notice of its intention to register Common Stock in connection with the Initial Public Offering nor shall any Requesting Holder be required to give written notice of its intention to participate in the Initial Public Offering (it being deemed that each of the Principal Stockholders who wish to participate in the Initial Public Offering have given such notice to the Company).

                           2.3      Registration Procedures.  If and when-ever
the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 2.1 and 2.2, the Company will, as expeditiously as possible:

                                       (i)  prepare and (within 90 days after
         the end of the period within which requests for registration may be given to the Company) file with the Commission the requisite registration statement to effect such registration and thereafter use its best efforts to cause such registration statement to become effective; provided, however, that the Company may discontinue any registration of its securities which are not Registrable Securities (and, under the circumstances specified in Section 2.2(b), Registrable Securities) at any time prior to the effective date of the registration statement relating thereto;



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                                                                            8

                                      (ii)  prepare and file with the Commission
         such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective in accordance with Section 2.1(d) hereof and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; provided, that except with respect to any such registration statement filed pursuant to Rule 415 under the Securities Act, such period need not exceed 270 days;

                                     (iii)  furnish to each seller of
         Registrable Securities, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request;

                                      (iv)  make any filings (if any) required
         under the blue sky or securities laws of such States of the United States of America as the sellers of Registrable Securities covered by such Registration Statement shall reasonably request;

                                       (v)  furnish at the effective date of

         such registration statement to each seller of Registrable Securities, and its underwriters, a signed counterpart of:

                                            (x)      an opinion of counsel for
                  the Company, dated the effective date of such registration statement and, if applicable, the date of the closing under the underwriting agreement, and

                                            (y)      a "comfort" letter signed
                  by the independent public accountants who have certified the Company's financial statements included or incorporated by reference in such registration statement,

         covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' comfort letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants' comfort letter, such other financial matters, and, in the case of the legal



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                                                                            9

         opinion, such other legal matters, as counsel for the seller or sellers of Registrable Securities may reasonably request;

                                      (vi)  notify each seller of Registrable
         Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and at the request of any such seller promptly prepare and furnish to it a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                                     (vii)  otherwise use its best efforts to
         comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable (but not more than eighteen months after the effective date of such registration statement), an earnings statement covering the period of at least twelve months beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

                                    (viii)  provide and cause to be maintained a
         transfer agent and registrar (which, in each case, may be the Company) for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration;

                                      (ix)  use its best efforts to list all
         Registrable Securities covered by such registration statement on any national market or national securities exchange on which Registrable Securities of the same class covered by such registration statement are then listed and, if no such Registrable Securities are so listed, on any national market or national securities exchange on which the Common Stock is then listed;

                                       (x)  the extent reasonably requested by
         the managing underwriter of any underwritten offering, send appropriate officers of the Company to attend "road shows" scheduled in connection with any such registration; and



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                                                                           10

                                      (xi)  furnished unlegended certificates
         representing ownership of the Registrable Securities being sold in such denominations as shall be requested by the sellers of Registrable Securities or the underwriters.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company (i) such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing and (ii) if requested by the Company, an executed custody agreement and power of attorney in form and substance reasonably satisfactory to the Company with respect to the Registrable Securities to be registered pursuant to this Agreement.

                  Each holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in subdivision (vi) of this Section 2.3, such holder will forthwith discontinue such disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until the receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (vi) of this Section 2.3 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in its possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.


                           2.4      Underwritten Offerings.

                                    (a)     Requested Underwritten Offerings. If
requested by the underwriters for any underwritten offering by holders of Registrable Securities pursuant to a registration requested under Section 2.1, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to each such holder and the under writers and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of that type, including, without limitation, indemnities to the effect and to the extent provided in Section 2.7 or such other indemnities as are customarily received by underwriters in public offerings of similar securities. The holder of the Registrable Securities proposed to be distributed by such underwriters will reasonably cooperate with the Company in the negotiation of the underwriting agreement. Such holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at the option of the holders of a majority of the Registrable Securities to be distributed by such underwriters, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders and that any or all of the conditions precedent to the obligations of underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. No holder of Registrable Securities shall be required to make any representations or warranties to or agreements with the



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                                                                             11


Company other than representations, warranties or agreements regarding such holders and such holders' intended method of distribution or any other representations required by applicable law.

                                    (b)     Incidental Underwritten Offerings.
If the Company proposes to register any of its securities under the Securities Act as contemplated by Section 2.2 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any Requesting Holder of Registrable Securities, use its best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such Requesting Holder among the securities of the Company to be distributed by such underwriters, subject to the provisions of Section 2.2(b). The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and may, at the option of the holders of a majority of the Registrable Securities to be distributed by such underwriters, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. Any such Requesting Holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Requesting Holder, such Requesting Holder's Registrable Securities and such Requesting Holder's intended method of distribution or any other representations required by applicable law.

                                    (c)     Holdback Agreements.

                                            (i)      To the extent not
         inconsistent with applicable law, each holder of Registrable Securities agrees not to effect any public sale or distribution of any Registrable Securities of the Company, or any securities convertible into or exchangeable or exercisable for such Registrable Securities, during the seven days prior to and the 90 days after any registration relating to such Registrable Securities pursuant to Section 2.1 or 2.2 has become effective, except as part of such registration, if and to the extent requested by the Company in the case of a non-underwritten public offering or if and to the extent requested by the managing underwriter or underwriters in the case of an underwritten public offering.

                                        (ii)  The Company agrees not to effect
         any public sale or distribution of its Registrable Securities or securities convertible into or exchangeable or exercisable for any of such Registrable Securities during the seven days prior to and the 90 days after any registration relating to such Registrable Securities pursuant to Section 2.1 or 2.2 has become effective, except as part of such registration and except pursuant to registrations on Form S-4 or S-8 or any successor or similar forms thereto; provided, however, that the provisions of this Section 2.4(c)(ii) shall not prevent the conversion or exchange of any securities pursuant to their terms into or for other securities.

                           2.5      Preparation; Reasonable Investigation. In
connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give such holders of Registrable Securities to be registered under such registration statement, their underwriters, if any, and their respective counsel the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such reasonable access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

                           2.6      Limitations, Conditions and Qualifications
to Obligations under Registration Covenants. The Company shall be entitled to postpone for a reasonable period of time (but not exceeding 90 days) the filing of any registration statement otherwise required to be prepared and filed by it pursuant to Section 2.1 if the Company determines, in its reasonable judgment, that such registration and offering would interfere in a material way with any financing, acquisition, corporate reorganization or other material transaction involving the Company and promptly gives the holders of Registrable Securities pursuant to Section 2.1 written notice of such determination, containing a general statement of the reasons for such postponement and an approximation of the anticipated delay. If the Company shall so postpone the filing of a registration statement, holders of Registrable Securities requesting registration thereof pursuant to Section 2.1 representing not less than a majority of the Registrable Securities with respect to which registration has been requested, shall have the right to withdraw the request for registration by giving written notice to the Company within 30 days after receipt of the notice of post ponement and, in the event of such withdrawal, such request shall not be counted for purposes of the requests for registration to which holders of Registrable Securities are entitled pursuant to Section 2.1 hereof.

                           2.7      Indemnification.

                                    (a)     Indemnification by the Company.  The
Company shall, and hereby does, indemnify and hold harmless, in the case of any registration statement filed pursuant to Section 2.1 or 2.2, each seller of any Registrable Securities and each other Person who participates as an underwriter in the offering or sale of any securities covered by such registration statement and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act or the Exchange Act, and their respective directors, officers, partners, agents and affiliates, against any losses, claims, damages or liabilities, joint or several, to which such seller or underwriter or any such director, officer, partner, agent, affiliate or controlling person may become subject under the Securities Act or otherwise, including, without limitation, the reasonable fees and expenses of legal counsel, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such seller or underwriter and each such director, officer, partner, agent, affiliate and controlling person for any reasonable legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of such seller or underwriter, as the case may be, specifically stating that it is for use in the preparation thereof; and provided, further, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus or summary prospectus, amendment or supplement thereto if (i) such untrue statement or omission or alleged untrue statement or omission is completely corrected in a prospectus or prospectus supplement or in an amendment or supplement to such prospectus or prospectus supplement, (ii) the seller of Registrable Securities or the underwriter of Registrable Securities, as the case may be, has an obligation under the Securities Act to deliver a prospectus or prospectus supplement in connection with such sale of Registrable Securities and (iii) the seller of Registrable Securities or the underwriter of Registrable Securities, as the case may be, thereafter fails to deliver such prospectus or prospectus supplement or such amendment or supplement to such prospectus or prospectus supplement prior to or concurrently with the sale of Registrable Securities to the person asserting such loss, claim, damage, liability or expense after the Company has furnished the seller of Registrable Securities or the underwriter of Registrable Securities, as the case may be, with a sufficient number of copies of the same. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or underwriter or any such director, officer, partner, agent, affiliate or controlling person and shall survive the transfer of such securities by such seller or underwriter.

                                    (b)     Indemnification by the Sellers.  As
a condition to including any Registrable Securities in any registration statement, the Company shall have received an undertaking reasonably satisfactory to it from the prospective seller of such Registrable Securities to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 2.7(a)) the Company, and each director of the Company, each officer of the Company who signs the registration statement and each other Person, if any, who participates as an underwriter in the offering or sale of such securities and each other Person who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, however, that the liability of such indemnifying party under this Section 2.7(b) shall be limited to the amount of proceeds received by such indemnifying party in the offering giving rise to such liability. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such seller.

                                    (c)     Notices of Claims, etc.  Promptly
after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Section 2.7(a) or (b), such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this
Section 2.7, except to the extent that the indemnifying party is actually and materially prejudiced by such failure to give notice. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that any indemnified party may, at its own expense, retain separate counsel to participate in such defense. Notwithstanding the foregoing, in any action or proceeding in which both the Company and an indemnified party is, or is reasonably likely to become, a party, such indemnified party shall have the right to employ separate counsel at the Company's expense and to control its own defense of such action or proceeding if, in the reasonable opinion of counsel to such indemnified party, (a) there are or may be legal defenses available to such indemnified party or to other indemnified parties that are different from or additional to those available to the Company or (b) any conflict or potential conflict exists between the Company and such indemnified party that would make such separate representation advisable;

provided, however, that in no event shall the Company be required to pay fees and expenses under this Section 2.7 for more than one firm of attorneys representing the indemnified parties (together, if appropriate, with one firm of local counsel per jurisdiction) in any one legal action or group of related legal actions. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent, which consent shall not be unreasonably withheld. No indemnifying party shall, without the consent of the indemnified party, which consent shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation or which requires action other than the payment of money by the indemnifying party.

                                    (d)     Contribution.  If the
indemnification provided for in this Section 2.7 shall for any reason be held by a court to be unavailable to an indemnified party under Section 2.7(a) or (b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under Section 2.7(a) or (b), the indemnified party and the indemnifying party under Section 2.7(a) or (b) shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), in such proportion as is appropriate to reflect the relative fault of the Company and the prospective sellers which resulted in such loss, claim, damage or liability, or action or proceeding in respect thereof, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action or proceeding in respect thereof, as well as any other relevant equitable considerations; provided, that for purposes of this Section 2.7(d), no party shall be obligated to contribute to another party any amount in excess of the amount that such party would have been obligated to pay to such other party if the indemnity under Section 2.7(a) or
(b) were available. The relative fault shall be determined by reference to whether an untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the indemnifying party on one hand and the indemnified party on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission, but not by a party's stock ownership in the Company. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Such prospective seller's obligations to contribute as provided in this Section 2.7(d) are several in proportion to the relative value of their respective Registrable Securities covered by such registration statement and not joint. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such Person's consent, which consent shall not be unreasonably withheld.

                                    (e)     Indemnification Payments.  The
indemnification and contribution required by this Section 2.7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

                  3. Rule 144. The Company shall take all actions reasonably necessary to enable holders of Registrable Securities to sell such securities without registration under the Securities Act within the limitation of the provisions of (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rules or regulations hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

                  4. Amendments and Waivers. This Agreement may be amended with the consent of the Company and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder or holders of at least a majority of the Registrable Securities affected by such amendment, action or omission to act. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 4, whether or not such Registrable Securities shall have been marked to indicate such consent. No course of dealing between any parties or any delay on the part of any party in exercising any rights hereunder or under any agreement contemplated hereby shall operate as a waiver of any rights of any such party. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, or shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity.

                  5. Transfer of Registration Rights; Termination. Any holder of Registrable Securities may transfer all or any portion of its rights under this Agreement to any transferee (each, a "Transferee") of an amount of Registrable Securities owned by such holder exceeding 5% of the outstanding class of such securities at the time of transfer; provided that no Principal Stockholder may transfer its right to request a registration under Section 2.1(a)(y). Any transfer of rights pursuant to this Section 5 shall be effective upon receipt by the Company of (i) written notice from such holder stating the name and address of any Transferee and identifying the amount of Registrable Securities with respect to which the rights under this Agreement are being transferred and the nature of the rights so transferred and

(ii) a written agreement from such Transferee to be bound by the terms of this Agreement. The holders may exercise the rights hereunder in such priority as they shall agree upon among themselves. The rights of any holder of Registrable Securities under this Agreement shall terminate at such time that such holder holds Registrable Securities representing less than 5% of the outstanding Common Stock.

                  6. Nominees for Beneficial Owners. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election in writing delivered to the Company, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

                  7. Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

                           (a)      If to SIMA at 41, Rue de Villiers, BP120,
92202 Neuilly Sur Seine, Cedex, France, attention: Edouard Duval, Directeur General or at such other address as SIMA shall have furnished to the Company in the manner set forth herein;

                           (b)      If to LWH at Boulevard Royal 3, L-2449
Luxembourg, attention: _____________ or at such other address as LWH shall have furnished to the Company in the manner set forth herein;

                           (c)      If to AWI at 3A Rue Guillaume Kroll, L-1882
Luxembourg, attention: _______________ or at such other address as AWI shall have furnished to the Company in the manner set forth herein;

                           (d)      If to the Company, at 4317 Middlesettlement
Road, New Hartford, New York 13413, attention: Robert F. Dropkin, Vice President, Secretary and Chief Legal Counsel or at such other address as the Company shall have furnished to each holder of Registrable Securities at that time outstanding in the manner set forth herein; or

                           (e)      If to any other holder of Registrable
Securities, at the address that such holder shall have furnished to the Company in writing in the manner set forth herein, or, until such holder so furnishes to the company an address, then to and at the address of the last holder of such Registrable Securities who has furnished an address to the Company.

                  All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by a courier, if delivered by overnight courier service; three business days after being deposited in the mail, postage prepaid, if mailed; and when receipt is acknowledged, if telecopied.

                  8.       Successors and Assigns; Third Parties.

                           (a)      Subject to Section 5, this Agreement shall
be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except by operation of law, this agreement shall not be assigned by the Company without the prior written consent of the holders of a majority of the Registrable Securities outstanding at the time such consent is required.

                           (b)      Nothing in this Agreement, expressed or
implied, is intended or shall be construed to confer upon any Person (other than the parties and their successors and permitted assigns and any Person entitled to the benefit of Section 2.7) any right, remedy or claim under or by reason of this Agreement.

                  9. No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement. Without limiting the generality of the foregoing, the Company will not hereafter enter into any agreement with respect to its securities which grants to any holder of its securities in connection with a piggy-back registration of such securities equal or higher priority to the rights granted to the holders of Registrable Securities under Section 2.

                  10. Remedies. Each holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                  11. Severability. If any term or provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms and provisions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term or provision.

                  12. Calculation of Percentage Interests in Registrable Securities. For purposes of this Agreement, all references to a percentage of the Registrable Securities shall be calculated based upon the number of shares, warrants or rights or the aggregate principal amount of Registrable Securities outstanding at the time such calculation is made.

                  13. Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                  14. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

                  16. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

                                                     SOCIETE INDUSTRIELLE DE
                                                       MATERIAUX AVANCES

                                                     By:
                                                         -----------------------

                                                         Name:
                                                         Title:

                                                     LWH HOLDING S.A.

                                                     By:
                                                         -----------------------
                                                         Name:
                                                         Title:

                                                     ADVANCED MATERIALS
                                                       INVESTMENT HOLDING S.A.

                                                     By:
                                                         -----------------------
                                                         Name:
                                                         Title:

                                                     SPECIAL METALS CORPORATION

                                                     By:
                                                         -----------------------
                                                        Name:
                                                        Title: